Exhibit 99.1


                       AGREEMENT OF JOINT FILING


     Each of the undersigned hereby agrees, in accordance with Rule 13d1(l)(1)(iii) under the Securities Exchange Act of 1934, as amended, that this Statement on Schedule 13D, and all further amendments thereto, shall be filed on behalf of each of them.


                            SCOGBELL ACQUISITION, L.L.C.
                            By: SCOGBELL AG MANAGER, INC., its Manager


                            By: /S/ MICHAEL L. GORDON
                                Name: Michael L. Gordon
                                Title: Director & Vice President


                            By: SCOGBELL SB MANAGER, INC., its Manager


                            By:   /S/ CRAIG EFFRON
                                Craig Effron
                                Title:


                            SCOGBELL AG MANAGER, INC.


                            By: /S/ MICHAEL L. GORDON
                                Name: Michael L. Gordon
                                Title: Director & Vice President


                            JOHN M. ANGELO


                            /S/ JOHN M. ANGELO
                            John M. Angelo


                            MICHAEL L. GORDON


                            /S/ MICHAEL L. GORDON
                            Michael L. Gordon

                            ANGELO, GORDON & CO., L.P.
                            By: AG PARTNERS, L.P., its General Partner


                            By: /S/ MICHAEL L. GORDON
                                Name: Michael L. Gordon
                                Title: General Partner


                            AG PARTNERS, L.P.


                            By: /S/ MICHAEL L. GORDON
                                Name: Michael L. Gordon
                                Title: General Partner


                            AG CLASS A SCOGBELL ACQUISITION, L.L.C.
                            By: SCOGBELL AG MANAGER, INC., its Manager


                            By: /S/ DANA GOTTLIEB
                                Name: Dana Gottlieb
                                Title: Vice President


                            AG CLASS B SCOGBELL ACQUISITION, L.L.C.
                            By: SCOGBELL AG MANAGER, INC., its Manager


                            By: /S/ DANA GOTTLIEB
                                Name: Dana Gottlieb
                                Title: Vice President


                            SCOGBELL SB MANAGER, INC.


                            By:   /S/ CRAIG EFFRON
                                Craig Effron
                                Title: President


                            CRAIG EFFRON


                            /S/ CRAIG EFFRON
                            Craig Effron

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

                            CURTIS SCHENKER


                            /S/ CURTIS SCHENKER
                            Curtis Schenker


                            SCOGGIN CAPITAL MANAGEMENT, L.P.
                            By: S&E PARTNERS, L.P., its General Partner
                            By: SCOGGIN, INC., its General Partner


                            By: /S/ CRAIG EFFRON
                                Name: Craig Effron
                                Title: President


                            S&E PARTNERS, L.P.
                            By: SCOGGIN, INC., its General Partner


                            By: /S/ CRAIG EFFRON
                                Name: Craig Effron
                                Title: President


                            SCOGGIN, INC.


                            By: /S/ CRAIG EFFRON
                                Name: Craig Effron
                                Title: President


                            SCOGBELL SB MEMBER, L.L.C.
                            By: SCOGGIN, INC., its Manager


                            By: /S/ CRAIG EFFRON
                                Name: Craig Effron
                                Title: President


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